UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-32064	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Numbers)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On February 3, 2006, the Compensation Committee of the Board of Directors of the Registrant approved the 2006 compensation terms for the Registrant’s named executive officers.  Set forth below is the annual base salary and target incentive bonus as of January 1, 2006 for each of the Registrant’s named executive officers:

Named Executive Officer	Base Salary	Target Bonus

Timothy M. Yager	$435,000	70%
President and Chief Executive Officer

Stebbins B. Chandor, Jr.	$300,000	60%
Executive Vice President and Chief Financial Officer

John (Sonny) J. Peterman	$220,000	40%
Senior Vice President of Sales

Craig A. Kinley	$185,000	40%
Vice President of Engineering and Network Operations

Edmund L. Quatmann, Jr.	$225,000	40%
Vice President, General Counsel and Secretary

In connection with the foregoing, the Compensation Committee of the Board of Directors of the Registrant approved an amendment to the employment agreements between the Registrant and each of Messrs. Yager and Chandor to increase the target incentive bonus beginning for calendar year 2006.  The amendments are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 2.02  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On February 6, 2006, the Registrant reported its financial results for the first fiscal quarter ended December 31, 2005.  The press release is attached hereto as Exhibit 99.3.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2006, the Board of Directors of the Registrant approved an amendment to the Registrant’s bylaws to provide that the fiscal year of the Registrant shall begin on the first day of January in each year and end on the last day of December commencing in 2006.  Prior to the amendment, the Registrant’s fiscal year began on the first day of October and ended on the last day of September.  The amendment to the Registrant’s bylaws is attached hereto as Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.

99.1  Amendment to Employment Agreement, dated as of July 20, 2004, between Timothy M. Yager and iPCS, Wireless, Inc.

99.2  Amendment to Employment Agreement, dated as of July 20, 2004, between Stebbins B. Chandor, Jr. and iPCS, Wireless, Inc.

99.3  Press Release by iPCS, Inc., dated February 6, 2006, reporting financial results for the first fiscal quarter ended December 31, 2005.

99.4  Bylaw amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: February 6, 2006
	By:	/s/ Stebbins B. Chandor, Jr.
	Name:	Stebbins B. Chandor, Jr.
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1  Amendment to Employment Agreement, dated as of July 20, 2004, between Timothy M. Yager and iPCS, Wireless, Inc.

99.2  Amendment to Employment Agreement, dated as of July 20, 2004, between Stebbins B. Chandor, Jr. and iPCS, Wireless, Inc.

99.3  Press Release by iPCS, Inc., dated February 6, 2006, reporting financial results for the first fiscal quarter ended December 31, 2005.

99.4  Bylaw amendment.